Exhibit 4.1

Sempra

OFFICERS’ CERTIFICATE

(Pursuant to Sections 201 and 301 of the Indenture)

June 23, 2023

The undersigned, Bruce E. MacNeil, Vice President and Treasurer, and Patrick S. Billings, Assistant Treasurer, respectively, of Sempra, a California corporation (the “Company”), hereby certify as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of February 23, 2000 (the “Indenture”) between the Company and U.S. Bank Trust Company, National Association, as successor Trustee to U.S. Bank Trust National Association (the “Trustee”), including Sections 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not the conditions set forth in the Indenture relating to the establishment of the terms of $550,000,000 aggregate principal amount of the Company’s 5.400% Notes due 2026 (the “2026 Notes”) and of $700,000,000 aggregate principal amount of the Company’s 5.500% Notes due 2033 (the “2033 Notes” and, together with the 2026 Notes, the “Notes”) and the form of certificate evidencing the Notes of each series have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Notes of each series have been complied with, certify that (1) the terms of the Notes of each series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company on May 11, 2023 (the “Resolutions”) and such terms are as set forth in and incorporated by reference into Annex I hereto, (2) the form of certificate evidencing the Notes of each series was established by the undersigned pursuant to authority delegated to them by the Resolutions and shall be in substantially the form attached as Annex II-A and Annex II-B, as applicable, hereto, (3) a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Company and are in full force and effect on the date hereof, is attached as an exhibit to the Certificate of the Secretary of the Company of even date herewith, and (4) the form and terms of the Notes of each series have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 201, 301 and 303 of the Indenture) relating to the establishment of the terms of the Notes of each series and the form of certificate evidencing the Notes of each series, and relating to the execution, authentication and delivery of the Notes of each series, have been complied with.

This certificate may be executed by the parties hereto in counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument, but all such counterparts shall together constitute but one and the same instrument.

(Signature Page Follows)

1

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

/s/ Bruce E. MacNeil
Bruce E. MacNeil
Vice President and Treasurer

/s/ Patrick S. Billings
Patrick S. Billings
Assistant Treasurer

[Officers’ Certificate — Indenture]

ANNEX I

Capitalized terms used in this Annex I and not otherwise defined herein have the same definitions as in the Indenture (as defined in the Officers’ Certificate of which this Annex I constitutes a part).

(1) Two new series of debt securities under the Indenture are established hereby and shall be known and designated, respectively, as follows: (a) “5.400% Notes due 2026” (the “2026 Notes”) and (b) “5.500% Notes due 2033” (the “2033 Notes”) (hereinafter sometimes referred to, collectively, as the “Securities” or the “Notes”).

(2) The aggregate principal amount of the Securities of each series which may be authenticated and delivered under the Indenture is limited to $550,000,000 in the case of the 2026 Notes and $700,000,000 in the case of the 2033 Notes, except for Securities of any such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Sections 304, 305, 306, 906 or 1106 of the Indenture and except for any Securities of any such series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. However, each series of Securities may be re-opened by the Company for the issuance of additional Securities of the same series, so long as any such additional Securities of such series (i) have the same form and terms (other than the offering price, the date of original issuance and, if applicable, the date from which interest thereon shall begin to accrue and the first interest payment date), and carry the same right to receive accrued and unpaid interest (if any), as the Securities of such series theretofore issued and (ii) shall form a single series under the Indenture with the Securities of such series theretofore issued; provided that such additional Securities of such series are fungible with the Securities of such series theretofore issued for United States Federal income tax purposes; provided, however, that, notwithstanding the foregoing, no series of Securities may be re-opened if the Company has effected Defeasance with respect to the Securities of such series pursuant to Section 1302 of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3) The Securities of each series are to be issued only as registered securities without coupons. The Securities of each series shall be issued in book-entry form and represented by one or more global Securities (the “Global Securities”) of such series, the initial depositary (the “Depositary”) for the Global Securities of each series shall be The Depository Trust Company and the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Securities of such series from time to time. Notwithstanding the foregoing, certificated Securities of any series in definitive form may be issued in exchange for Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture.

(4) The Securities of each series shall be sold by the Company to the several underwriters (the “Underwriters”) named in Schedule I to the Underwriting Agreement dated June 20, 2023 among the Company and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC and RBC Capital Markets, LLC, as representatives of the Underwriters (the “Underwriting Agreement”), at a price equal to 99.277% of the principal amount of the 2026 Notes and 99.050% of the principal amount of the 2033 Notes and the initial price to the public of the Securities shall be 99.627% of the principal amount of the 2026 Notes and 99.700% of the principal amount of the 2033 Notes (in each case plus accrued and unpaid interest, if any), and underwriting discounts and commissions shall be 0.350% of the principal amount of the 2026 Notes and 0.650% of the principal amount of the 2033 Notes.

Annex I-A-1

(5) The Securities of each series shall not be repayable or redeemable at the option of the Holders prior to the Stated Maturity of the principal of the Securities of such series (except as provided in Article V of the Indenture) and shall not be subject to a sinking fund or analogous provision.

(6) The Borough of Manhattan, The City of New York is hereby designated as a Place of Payment for the Securities of each series.

(7) The Company hereby appoints the Trustee, acting through its Corporate Trust Office in the Borough of Manhattan, The City of New York, as the Company’s agent for the purposes specified in Section 1002 of the Indenture with respect to the Securities of each series; provided, however, subject to Section 1002 of the Indenture, the Company may at any time remove the Trustee as its office or agency in the Borough of Manhattan, The City of New York designated for such purposes with respect to the Securities of any series and may from time to time designate one or more other offices or agencies for such purposes with respect to the Securities of any series and may from time to time rescind such designation, so long as the Company shall at all times maintain an office or agency for such purposes with respect to the Securities of each series in the Borough of Manhattan, The City of New York.

(8) The Securities of each series shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(9) The principal of, premium, if any, and interest on the Securities of each series shall be payable in U.S. dollars.

(10) Section 1303 of the Indenture shall not apply to the Securities of any series.

(11) The Securities of each series shall not be convertible into or exchangeable for other securities.

(12) Anything in the Indenture or the Securities of any series to the contrary notwithstanding, payments of the principal of, premium, if any, and interest on the Global Securities of each series shall be made by wire transfer to the Depositary or its nominee or to any successor depositary or nominee, whichever shall be the registered Holder of such Global Securities of such series from time to time.

(13) To the extent that any provision of the Indenture or the Securities of any series provides for the payment of interest on overdue principal of, premium, if any, or interest on the Securities of such series, then, to the extent permitted by law, interest on such overdue principal, premium, if any, and interest shall accrue at the rate of interest borne by the Securities of such series.

Annex I-A-2

(14) The Securities of each series shall have such other terms and provisions as are set forth in the form of certificate evidencing the Securities of such series attached as Annex II-A, in the case of the 2026 Notes, or Annex II-B, in the case of the 2033 Notes, to the Officers’ Certificate of which this Annex I constitutes a part, all of which terms and provisions are incorporated by reference in and made a part of this Annex I as if set forth in full herein.

(15) As used in the Indenture with respect to the Securities of any series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(16) The following provisions of the Indenture are hereby amended, provided that such amendments shall only be applicable with respect to the Securities of each series and shall not be applicable with respect to any other series of debt securities issued under the Indenture:

a.	clause (4) of Section 501 of the Indenture is hereby amended by replacing “25%” with “33%”;

b.	the first paragraph of Section 502 of the Indenture is hereby amended by replacing “25%” with “33%”;

c.	clause (2) of Section 507 of the Indenture is hereby amended by replacing “25%” with “33%”;

d.

the first sentence of Section 1103 of the Indenture is hereby amended and restated in its entirety to read in full as follows: “If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate or, in the case of any Securities of such series represented by one or more Global Securities of such series registered in the name of a Depositary or its nominee, by such method of selection as may be required or permitted by the procedures of the Depositary, and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.”; and

e.	the first sentence of Section 1104 of the Indenture is hereby amended by replacing “30” with “10”.

(17) Subsection (5) of Section 501 of the Indenture shall not be applicable to the Securities of any series and, insofar as Section 501 of the Indenture is applicable to the Securities of any series, subsection (5) of Section 501 of the Indenture is hereby deleted in its entirety and replaced with the following text and any references in the Indenture to subsection (5) of Section 501 thereof shall, insofar as it relates to the Securities of any series, be disregarded, mutatis mutandis:

“(5) [omitted intentionally]; or”.

Annex I-A-3

ANNEX II-A

Form of Certificate Evidencing the 5.400% Notes due 2026

Annex II-A-1

[For inclusion in Global Securities—] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

[For inclusion in Global Securities—] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA

5.400% Notes due 2026

$
No. 00	CUSIP No. 816851 BQ1
ISIN No. US816851BQ16

Sempra, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ____________________ Dollars ($____________________) on August 1, 2026 (the “Maturity Date”), and to pay interest thereon from June 23, 2023 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), beginning on February 1, 2024, and on the Maturity Date at the rate of 5.400% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 5.400% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either, at the election of the Corporation, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check

Annex II-A-2

mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

Annex II-A-3

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA

By:
Name:
Title:

Attest:

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
As successor Trustee to
U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

Annex II-A-4

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank Trust Company, National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof and is sometimes referred to as “this Security”.

Prior to July 1, 2026 (the “Par Call Date”), the Corporation may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On and after the Par Call Date, the Corporation may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date. If the Corporation elects to redeem all or a portion of the Securities of this series, the redemption will not be conditional upon receipt by any Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in the payment of the Redemption Price of any Securities of this series or portions thereof called for redemption, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption. The Corporation will pay the Redemption Price and any accrued interest once the Securities of this series are surrendered for redemption.

In the event the Corporation elects to redeem only a portion of the Outstanding Securities of this series on any Redemption Date, (a) the particular Securities of this series (or portions thereof) to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate or, in the case of Securities of this series represented by one or more Global Securities of this series registered in the name of a Depositary or its nominee, by such method of selection as may be required or permitted by the procedures of the Depositary, (b) in the case of any Security of this series redeemed in part, the principal amount redeemed must be an integral multiple of $1,000 and the unredeemed portion of the principal amount of such Security must be an authorized denomination and (c) the Trustee will deliver without charge one or more new Securities of this series in principal amount equal to the unredeemed portion of the principal amount of such Security surrendered for redemption.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Corporation in accordance with the following two paragraphs.

Annex II-A-5

The Treasury Rate shall be determined by the Corporation after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day (as defined below) preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Corporation shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date. As used in this paragraph and the immediately succeeding paragraph, the term “business day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Corporation shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Corporation shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Corporation shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Corporation’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Corporation will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty or obligation with respect to the calculation of the Redemption Price.

The Indenture contains provisions for Defeasance at any time of the entire indebtedness of the Securities of this series upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest, if any, on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be

Annex II-A-6

continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding, and no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities of this series. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, subject to certain exceptions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Annex II-A-7

ANNEX II-B

Form of Certificate Evidencing the 5.500% Notes due 2033

Annex II-B-1

[For inclusion in Global Securities—] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

[For inclusion in Global Securities—] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA

5.500% Notes due 2033

$
No. 00	CUSIP No. 816851 BR9
ISIN No. US816851BR98

Sempra, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ____________________ Dollars ($____________________) on August 1, 2033 (the “Maturity Date”), and to pay interest thereon from June 23, 2023 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), beginning on February 1, 2024, and on the Maturity Date at the rate of 5.500% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 5.500% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either, at the election of the Corporation, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check

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mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA

By:
Name:
Title:

Attest:

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
As successor Trustee to
U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

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(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank Trust Company, National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof and is sometimes referred to as “this Security”.

Prior to May 1, 2033 (the “Par Call Date”), the Corporation may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On and after the Par Call Date, the Corporation may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date. If the Corporation elects to redeem all or a portion of the Securities of this series, the redemption will not be conditional upon receipt by any Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in the payment of the Redemption Price of any Securities of this series or portions thereof called for redemption, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption. The Corporation will pay the Redemption Price and any accrued interest once the Securities of this series are surrendered for redemption.

In the event the Corporation elects to redeem only a portion of the Outstanding Securities of this series on any Redemption Date, (a) the particular Securities of this series (or portions thereof) to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate or, in the case of Securities of this series represented by one or more Global Securities of this series registered in the name of a Depositary or its nominee, by such method of selection as may be required or permitted by the procedures of the Depositary, (b) in the case of any Security of this series redeemed in part, the principal amount redeemed must be an integral multiple of $1,000 and the unredeemed portion of the principal amount of such Security must be an authorized denomination and (c) the Trustee will deliver without charge one or more new Securities of this series in principal amount equal to the unredeemed portion of the principal amount of such Security surrendered for redemption.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Corporation in accordance with the following two paragraphs.

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The Treasury Rate shall be determined by the Corporation after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day (as defined below) preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Corporation shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date. As used in this paragraph and the immediately succeeding paragraph, the term “business day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Corporation shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Corporation shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Corporation shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Corporation’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Corporation will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty or obligation with respect to the calculation of the Redemption Price.

The Indenture contains provisions for Defeasance at any time of the entire indebtedness of the Securities of this series upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest, if any, on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be

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continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding, and no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities of this series. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, subject to certain exceptions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

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